UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)
One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 4, 2026, the Board of Directors (the “Board”) of Casey’s General Stores, Inc. (the “Company”) (i) expanded the size of the Board from eleven to twelve directors, and (ii) appointed Stanley J. Sutula III to fill the vacancy created by the expansion, and (iii) appointed Mr. Sutula to serve on the Audit Committee, each effective as of June 4, 2026.  Mr. Sutula will also stand for election at the Company’s 2026 annual shareholders’ meeting, currently scheduled for September 2, 2026 (the “Annual Meeting”).

As a non-employee director, Mr. Sutula will be entitled to receive the same compensation payable to other non-employee directors of the Company, prorated through the date of the Annual Meeting, the most recent description of which is included in the Company's proxy statement (Schedule 14A) for the annual meeting of shareholders that was held on August 29, 2025.

Mr. Sutula was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no transactions between the Company and Mr. Sutula that would require disclosure under Item 404(a) of Regulation S-K.

Additionally, on June 4, 2026, director Cara Heiden notified the Company that she will not stand for re-election and will retire from the Board at the expiration of her current term, which runs through the Annual Meeting.  As a result, at the conclusion of the Annual Meeting the size of the Board will be reduced from twelve to eleven members.  Ms. Heiden has advised the Company that her decision not to stand for re-election and to retire is not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 7.01.	Regulation FD Disclosure

On June 8, 2026, the Company issued a press release announcing Mr. Sutula’s appointment to the Board, and Ms. Heiden’s retirement as of the Annual Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Casey’s General Stores, Inc. dated June 8, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: June 8, 2026	By:	/s/ Stephen P. Bramlage Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer